                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 24, 2005

                               Eye Dynamics, Inc.
                               ------------------
           (Exact name of the registrant as specified in its charter)

           Nevada                       0-27857                   88-0249812
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                 2301 W. 205th Street, #102, Torrance, CA 90501
                 ----------------------------------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                  310-328-0477

                            SECTION 8 - OTHER EVENTS


Section 8.01 Other Events

         This Form 8-K is being furnished to report that on March 24, 2005, Eye Dynamics, Inc. issued a press release announcing that it entered into a letter of intent to acquire OrthoNetx, a Nevada corporation.

         A copy of the press release is attached as Exhibit 99.1 hereto.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

(c) EXHIBITS

The following exhibit is furnished in accordance with Item 601 of Regulation
S-B:
           99.1 Eye Dynamics, Inc. Press Release dated March 24, 2005.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              Eye Dynamics, Inc., Inc., a Nevada
                                                 corporation

                                              By: /s/ Charles E. Phillips
                                                  ------------------------------
                                                  Charles E. Phillips, President

Date:  March 28, 2005